UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2024, Dennis P. Vermillion, Chief Executive Officer of Avista Corporation (Avista Corp. or the Company), announced to the Company’s board of directors that he will step down as Chief Executive Officer and as an Avista Corp. board member, effective December 31, 2024.

Following Mr. Vermillion's announcement, the Company’s board of directors appointed Heather L. Rosentrater President and Chief Executive Officer and an Avista Corp. board member, effective January 1, 2025. Ms. Rosentrater is currently the Company's President and Chief Operating Officer. Subsequent to December 31, 2024, Mr. Vermillion will continue as Executive Vice President and strategic advisor to the Company, supporting the transition to the new Chief Executive Officer until his ultimate retirement by the end of the first quarter of 2025.

Ms. Rosentrater’s compensation and other employment arrangements as Chief Executive Officer of Avista Corp. will be determined at a later date.

Reference is made to the press release filed as Exhibit 99.1 to this Current Report which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release dated August 26, 2024, which is being filed pursuant to Item 5.02.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Neither the filing of such press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to Avista Corp.'s internet website shall, under any circumstances, be deemed to incorporate the information available at such website into this Current Report. The information available at Avista Corp.'s internet website is not part of this Current Report or any other report furnished or filed by Avista Corp. with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Corporation
(Registrant)

Date:	August 26, 2024	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer